Exhibit 99.1

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2024 and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2024, and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the year ended December 31, 2024, have been prepared to provide pro forma financial information with regard to the disposition of two available-for-sale debt security investments, Indigo Cove and Wayford at Pringle, on April 11, 2025, which the Company consolidated on its balance sheet.

The pro forma condensed consolidated balance sheet as of December 31, 2024 assumes that the transaction referred to above occurred on December 31, 2024.

The pro forma condensed consolidated statement of operations and comprehensive income for the year ended December 31, 2024 assumes that the transaction referred to above occurred on January 1, 2024.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Indigo Cove (b)	Wayford at Pringle (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$103,713	$—	$—	$103,713
Buildings and improvements	580,110	—	—	580,110
Furniture, fixtures and equipment	19,414	—	—	19,414
Construction in process	986	—	—	986
Total gross operating real estate investments	704,223	—	—	704,223
Accumulated depreciation	(42,410)	—	—	(42,410)
Total net operating real estate investments	661,813	—	—	661,813
Operating real estate held for sale, net	21,815	—	—	21,815
Total Net Real Estate Investments	683,628	—	—	683,628
Cash and cash equivalents	115,209	4,188	9,421	128,818
Restricted cash	16,032	—	—	16,032
Notes and accrued interest receivable, net	32,067	—	—	32,067
Accounts receivable, prepaids and other assets, net	34,575	(257)	(1,063)	33,255
Preferred equity investments, net	81,668	(3,591)	(7,673)	70,404
In-place lease intangible assets, net	2,749	—	—	2,749
Due from affiliates	1,049	—	—	1,049
Non-real estate assets associated with operating real estate held for sale	16	—	—	16
TOTAL ASSETS	$966,993	$340	$685	$968,018

LIABILITIES AND EQUITY
Mortgages payable	$252,782	$—	$—	$252,782
Revolving credit facilities	121,000	—	—	121,000
Accounts payable	803	—	—	803
Other accrued liabilities	16,914	—	—	16,914
Due to affiliates	5,980	—	—	5,980
Distributions payable	617	—	—	617
Liabilities associated with operating real estate held for sale	6	—	—	6
Total Liabilities	398,102	—	—	398,102
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 4,628,681 shares issued and outstanding at December 31, 2024	102,154	—	—	102,154
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at December 31, 2024	—	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,953,919 shares issued and outstanding at December 31, 2024, historical and pro forma	40	—	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at December 31, 2024, historical and pro forma	—	—	—	—
Additional paid-in-capital	118,495	—	—	118,495
Cumulative earnings in excess of distributions	20,709	110	176	20,995
Accumulated other comprehensive income	(164)	(3)	39	(128)
Total Stockholders’ Equity	139,080	107	215	139,402
Noncontrolling Interests
Operating partnership units	310,275	233	470	310,978
Partially owned properties	17,382	—	—	17,382
Total Noncontrolling Interests	327,657	233	470	328,360
Total Equity	466,737	340	685	467,762
TOTAL LIABILITIES AND EQUITY	$966,993	$340	$685	$968,018

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2024

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2024.

(b)	The disposition of two available-for-sale debt security investments, Indigo Cove and Wayford at Pringle, which the Company consolidated on its balance sheet.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Indigo Cove (b)		Wayford at Pringle (b)		Pro Forma Total
Revenues
Rental and other property revenues	$48,584	$—		$—		$48,584
Interest income from loan investments	1,630	—		—		1,630
Total revenues	50,214	—		—		50,214

Expenses
Property operating	24,144	—		—		24,144
Property management and asset management fees	4,715	—		—		4,715
General and administrative	10,592	—		—		10,592
Management fees to related party	9,111	—		—		9,111
Acquisition and other transaction costs	255	—		—		255
Weather-related losses, net	170	—		—		170
Depreciation and amortization	19,940	—		—		19,940
Total expenses	68,927	—		—		68,927

Other income (expense)
Other income, net	330	(53)	(c)	—		277
Income from preferred equity investments	11,937	(257)	(d)	(1,063)	(d)	10,617
Recovery of credit losses, net	93	—		—		93
Gain on sale impairment of real estate investments, net	7,081	—		—		7,081
Loss on extinguishment of debt costs	(151)	—		—		(151)
Interest expense, net	(18,092)	—		—		(18,092)
Interest income	5,424	—		—		5,424
Total other income	6,622	(310)		(1,063)		5,249
Net loss	(12,091)	(310)		(1,063)		(13,464)
Preferred stock dividends	(4,022)	—		—		(4,022)
Preferred stock accretion	(244)	—		—		(244)
Net loss attributable to noncontrolling interests
Operating partnership units	(9,232)	(212)		(728)		(10,172)
Partially owned properties	(2,891)	—		—		(2,891)
Net loss attributable to noncontrolling interests	(12,123)	(212)		(728)		(13,063)
Net loss attributable to common stockholders	$(4,234)	$(98)		$(335)		$(4,667)

Loss per common share (e)
Net loss per common share – Basic	$(1.10)					$(1.21)
Net loss per common share – Diluted	$(1.10)					$(1.21)

Weighted average basic common shares outstanding	3,856,162					3,856,162
Weighted average diluted common shares outstanding	3,856,162					3,856,162

Other comprehensive loss (f)
Unrealized loss on available for sale investments	$(527)	$(10)		$127		$(410)
Less unrealized loss attributable to Operating partnership units	363	7		(88)		282
Other comprehensive loss attributable to common stockholders	(164)	(3)		39		(128)
Comprehensive loss attributable to noncontrolling interests	(12,486)	(219)		(640)		(13,345)
Comprehensive loss attributable to common stockholders	$(4,398)	$(101)		$(296)		$(4,795)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2024.

(b)	Represents adjustments to the Company’s historical operations to give effect to the disposition of two available-for-sale debt security investments, Indigo Cove and Wayford at Pringle, on April 11, 2025 as if these investments had been disposed of on January 1, 2024. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2024 include adjustments to the following: other income, net; income from preferred equity investments; operating partnership units’ interest; and other comprehensive loss.

(c)	Represents the origination fee earned on the Indigo Cove investment. The origination fee is calculated as 1.0% of the Company’s full $5.3 million commitment to invest capital for preferred equity interests.

(d)	Represents income earned on preferred equity capital contributions for Indigo Cove and Wayford at Pringle. Income from preferred equity investments is calculated at rates of 17% and 15% per annum on the outstanding capital contributions for Indigo Cove and Wayford at Pringle, respectively.

(e)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K as of December 31, 2024. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

(f)	The Company classifies its preferred equity investments, including Indigo Cove and Wayford at Pringle, as available-for-sale (“AFS”) debt securities as it does not have the positive intent to hold all investments to maturity. The Company carries its AFS debt securities at fair value and measures such fair value utilizing observable and unobservable market inputs, with any unrealized gains or losses on the AFS debt securities reported as a component of other comprehensive income.